UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

H2O America

(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)

(408) 279-7800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement

The information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

On November 3, 2026, H2O America (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated October 29, 2026 (the “Underwriting Agreement”), by and between the Company and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 7,475,000 equity units, initially in the form of corporate units (the “Corporate Units”). The Corporate Units include 975,000 of the Company’s Corporate Units purchased pursuant to the full exercise of the Underwriters’ over-allotment option. Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract (each, a “stock purchase contract”), which will obligate the holder to purchase from the Company, no later than November 1, 2029, a certain number of shares of the Company’s common stock, $0.001 par value (the “Common Stock”), for $50 in cash; and (ii) a 1/20 undivided beneficial ownership interest in $1,000 principal amount of the Company’s 5.300% Remarketable Senior Notes due 2031 (the “RSNs”). Total annual distributions on the Corporate Units will be at the rate of 7.750% of the stated amount, consisting of quarterly contract adjustment payments under the stock purchase contracts in the amount of 2.450% per year and interest on the RSNs in the amount of 5.300% per year. The RSNs were issued pursuant to an Indenture, dated as of November 3, 2026 (the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of November 3, 2026, between the Company and the Trustee, establishing the terms of the RSNs. The stock purchase contracts were issued pursuant to a Purchase Contract and Pledge Agreement, dated as of November 3, 2026 (the “Purchase Contract and Pledge Agreement”), between the Company and U.S. Bank Trust Company, National Association, as purchase contract agent, collateral agent, custodial agent and securities intermediary. The RSNs, the stock purchase contracts and the Corporate Units are herein collectively referred to as the “Securities.” Each of the Indenture and the Purchase Contract and Pledge Agreement includes covenants and conditions applicable to the Company and the Securities.

Under the terms of the Purchase Contract and Pledge Agreement, the RSNs are pledged as collateral to secure the obligations of the holders of the Corporate Units to purchase the shares of Common Stock under the stock purchase contracts that form a part of the Corporate Units. The RSNs will be remarketed, subject to certain terms and conditions, prior to the stock purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into among the Company, U.S. Bank Trust Company, National Association and a remarketing agent.

The descriptions of the Indenture, the Purchase Contract and Pledge Agreement and the Securities are qualified in their entirety by the provisions of the Indenture, which is filed as Exhibit 4.1 hereto, the First Supplemental Indenture, together with the form of RSN included therein, which is filed as Exhibit 4.2 hereto, the Purchase Contract and Pledge Agreement, which is filed as Exhibit 4.4 hereto, and the forms of Remarketing Agreement, Corporate Unit and Treasury Unit, each of which is included in Exhibit 4.4 hereto, and the Underwriting Agreement, which is filed as Exhibit 1.1 hereto. Such exhibits are incorporated herein by reference.

The Securities are being offered and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-282881) (the “Registration Statement”). In connection with the issuance and sale of the Securities, the Company is filing the opinion of counsel regarding the validity of the Securities as Exhibit 5.1 and the opinion of counsel regarding certain tax matters as Exhibit 8.1 to this Current Report on Form 8-K for the purpose of incorporating such opinions into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
1.1	Underwriting Agreement, dated October 29, 2026, between the Company and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.
4.1	Indenture, dated as of November 3, 2026, between the Company and U.S. Bank Trust Company, National Association, as Trustee.
4.2	First Supplemental Indenture, dated as of November 3, 2026, between the Company and U.S. Bank Trust Company, National Association, as Trustee.
4.3	Form of 5.300% Remarketable Senior Note due 2031 (included in Exhibit 4.2 above).
4.4	Purchase Contract and Pledge Agreement, dated as of November 3, 2026, between the Company and U.S. Bank Trust Company, National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.
4.5	Form of Corporate Unit Certificate (included in Exhibit 4.4 above).
4.6	Form of Treasury Unit Certificate (included in Exhibit 4.4 above).
4.7	Form of Remarketing Agreement (included in Exhibit 4.4 above).
5.1	Opinion of Sullivan & Cromwell LLP as to the validity of the Securities.
8.1	Opinion of Sullivan & Cromwell LLP as to certain tax matters.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H2O America

Date: November 3, 2026	/s/ Ann P. Kelly
Ann P. Kelly
Chief Financial Officer and Treasurer